UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 24, 2005

                          MONTGOMERY REALTY GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          Nevada                      000-30724                88-0377199
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(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)           Identification No.)

          400 Oyster Point Blvd., Suite 415
           South San Francisco, California                  94080
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      (Address of principal executive offices)            (Zip Code)

                                 (650) 266-8080
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              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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          ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On June 24, 2005, qualified exchange accommodator Mark D. Zimmerman, for the benefit of Montgomery Realty Group, Inc. ("Montgomery") closed the purchase of a 58-unit apartment complex located at 2450 Ashdale Drive, Austin, Texas (the "Ashdale Garden Apartment Complex"). The seller was the Ashdale Garden Limited Partnership, a nonrelated third party. The Ashdale Garden Apartment Complex includes 20 one-bedroom apartments, 38 two-bedroom apartments, a swimming pool and other common area facilities.

         Montgomery paid the sum of $1,950,000 in cash at the closing. In order to do so, Montgomery obtained a new acquisition loan for the Ashdale Garden Apartment Complex in the amount of $1,300,000 with a commercial lender and used approximately $650,000 of the remaining amount of approximately $1,960,165 held by the qualified exchange accommodator from the sale of the Orchard Supply Shopping Center.

         Immediately following the closing of this transaction, Montgomery had approximately $1,310,165 of cash remaining available for its benefit with the qualified exchange accommodator, which Montgomery intends to use to reinvest in one or more other qualified reinvestment properties pursuant to its plans to treat the January 5, 2005, sale of the Orchard Supply Shopping Center as a tax free exchange.

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         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. Forward-looking statements are not guarantees of completion of proposed transactions, availability of tax-free treatment, increases in property occupancy, or similar matters. Forward-looking statements are subject to risks and uncertainties outside Montgomery's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Montgomery's other SEC reports.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. Montgomery will file audited financial statements for the Ashdale Garden Apartment Complex on or before September 8, 2005.

         (b) Pro Forma Financial Information. See subparagraph (a) above.

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

         (c) Exhibits. The following exhibit is filed with this report on Form 8-K:

 Exhibit
 Number            Title of Document              Location
-------- ---------------------------------------- ------------------------------

Item 10. Material Contract
-------- ---------------------------------------- ------------------------------
 10.18 Assignment of Purchase Agreement between Incorporated by reference from Mark D. Zimmerman, Qualified Exchange the Current Report on Form 8-K Accommodator for Montgomery Realty Group, filed June 27, 2005
        Inc., Buyer, John DiMeglio, Assignor,
        effective June 17, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MONTGOMERY REALTY GROUP, INC.



Date:  June 29, 2005                         By  /s/ Dinesh Maniar
                                                 ----------------------------
                                                  Dinesh Maniar
                                                  Chief Executive Officer

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